UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 15th Floor, 15-01 New York NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 542 0028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On November 29, 2023, we informed Audit Alliance LLP (“AA”) of the determination to release AA as our independent accounts, effective immediately. This decision was approved and ratified by our board of directors on November 30, 2023.

AA was first engaged by us on September 10, 2020 and has rendered reports on our financial statements for the years ended December 31, 2020, 2021, and 2022. For the year ended December 31, 2020 and through the date of this form 8-K, AA has neither provided any adverse opinion or qualifications on our financial statements nor had a disagreement with the Company since their engagement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to AA’s satisfaction, would have caused AA to make reference to the subject matter of the disagreement in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within period of the engagement of AA up to the date of dismissal.

We have provided AA with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”). AA has provided a letter to us, dated December 4, 2023 and addressed to the SEC, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

New independent registered public accounting firm

We have engaged Enrome LLP (“Enrome”) as our independent registered public accounting firm, effective November 30, 2023, for our fiscal year ended December 31, 2023. The decision to engage Enrome as our independent registered public accounting firm was approved by our audit committee and board of directors on November 30, 2023.

During the two most recent fiscal years and through the date of this report, we have not consulted with Enrome regarding any of the following:

1.       the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

2.       the type of audit opinion that might be rendered on the Company’s financial statements by Enrome, in either case where written or oral advice provided by Enrome would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or

3.       any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statement and Exhibits.

Exhibit No	Document
16.1	Consent Letter of Audit Alliance LLP dated December 4, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2023	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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